UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 20, 2006
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15803	84-1318182
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices, with zip code)
N/A
(Former name or former address if changed since last report)
(858) 552-0866
(Company’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On October 20, 2006, ADVENTRX Pharmaceuticals, Inc. (the “Company”) entered into a license agreement (the “License Agreement”), through its wholly-owned subsidiary SD Pharmaceuticals, Inc., a Delaware corporation, with Theragenex, LLC, a North Carolina limited liability company (“Theragenex”), pursuant to which the Company granted to Theragenex an exclusive license to develop, make, have, use, sell, offer for sale and import ANX-211 in the United States. Under the terms of the License Agreement, ADVENTRX will receive a licensing fee of $1 million, a milestone payment of $1 million for the launch of the first licensed product and $1 million for the launch of each additional licensed product, as well as royalty payments of 15% to 20% on licensed product sales. ANX-211 is an intranasal/topical antiviral that, in preclinical studies, has demonstrated efficacy against viruses responsible for the common cold, influenza and other respiratory tract viral infections. ANX-211 was acquired by ADVENTRX in April 2006 as a part of its acquisition of SD Pharmaceuticals.
     The License Agreement is filed as Exhibit 10.1 to this Current Report. A copy of the Company’s press release relating to the License Agreement is furnished as Exhibit 99.1 to this Current Report.
     On October 20, 2006, the Company’s Board of Directors authorized the Company to enter into indemnification agreements with each of its present and future directors and officers. The indemnification agreements are in furtherance of the indemnification provisions contained in the Company’s Certificate of Incorporation and Bylaws. The indemnification agreements provide, among other things, that the Company will indemnify such directors and officers to the fullest extent of the law against any and all losses, claims, damages, expenses and liabilities arising out of their service to, and activities on behalf of, the Company. The indemnification agreements also require the Company to advance payment of expenses incurred by or on behalf of such directors and officers in connection with any indemnifiable claim asserted or action brought against such directors and officers. The form of Indemnification Agreement is filed as Exhibit 10.2 to this Current Report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1	License Agreement, dated as of October 20, 2006, by and between ADVENTRX Pharmaceuticals, Inc., through its wholly-owned subsidiary SD Pharmaceuticals, Inc., and Theragenex, LLC

10.2	Form of Director and Officer Indemnification Agreement

99.1	Press Release issued by ADVENTRX Pharmaceuticals, Inc. on October 23, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.
Date: October 23, 2006	By:	/s/ Evan M. Levine
Evan M. Levine
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document

10.1	License Agreement, dated as of October 20, 2006, by and between ADVENTRX Pharmaceuticals, Inc., through its wholly-owned subsidiary SD Pharmaceuticals, Inc., and Theragenex, LLC

10.2	Form of Director and Officer Indemnification Agreement

99.1	Press Release issued by ADVENTRX Pharmaceuticals, Inc. on October 23, 2006